Exhibit 99.1

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER: 09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended December 31, 2010

Accounting Method:         ☒  Accrual Basis            ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☐	☒	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No
Please answer the questions below:

1. Is the business still operating?	X	(2)
2. Were any assets (other than inventory) sold this month?			X
3. Were all employees timely paid this month?	X
4. Are all insurance policies and operating licenses current and in effect?	X	(3)
5. Did you open any new bank accounts this month?			X
6. Did you deposit all receipts into your DIP account this month?	X
7. Have all taxes been timely paid (payroll, sales, etc.)?	X
8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	1/20/11	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 12/1/2010 to 12/31/2010

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$112,526,088	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,503,747		27,225,688
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other	—		21,873,472

Total Cash Receipts	$1,503,747		$147,504,673

3. Cash Disbursements
Operations	313,713		17,594,531
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	0		14,516,987
Other			18,525,000

Total Cash Disbursements	$313,713		$50,636,518

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	1,190,034		96,868,155

5. Ending Cash Balance (to Form 2-C)	$113,716,122	(3)	$113,716,122	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$13,337,128		—	$800	$13,336,328
xxxxxxx0805	J.P. Morgan	—	(4)	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,520		—	—	5,520
xxxxxxx2954	New Mexico Bank & Trust	64,778		—	830	63,948
xxxxxxx2989	New Mexico Bank & Trust	5,487		—	—	5,487
xxxxxxx5856	New Mexico Bank & Trust	446,393		—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	3,982,667		—	—	3,982,667
xxxxxxx9638	The Bank of New York Mellon	1,002	(4)	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	(4)	—	—	—
xxxxxxx0989	Bank of America	95,874,777		—	—	95,874,777

		$113,717,752		$—	$1,628	$113,716,122	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.
(4)	TMST, Inc. did not receive a December 2010 statement. The November 2010 statement is included in Exhibit A.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/8/2010	WIRE	Level 1 Loans, Inc.	Professional services	$17,500
12/9/2010	7255	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	542
12/9/2010	7256	LuciData, Inc.	Contract Services	19,962
12/9/2010	7257	RR Donnelley Receivables, Inc	EDGAR Filings	1,300
12/9/2010	7258	Bravo Technical Resources	Contract Services	16,044
12/9/2010	7259	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
12/9/2010	7260	Contract Employee	Contract Services	1,300
12/9/2010	7261	Iron Mountain Information Management	Document Storage	362
12/9/2010	7262	TMST Employee	Expense reimbursement	512
12/9/2010	7263	FTI Consulting, Inc.	Professional services	4,600
12/9/2010	7264	Thornburg Investment Management	Postage	14
11/12/2010	WIRE	ADP Inc.	Payroll - Direct deposits	24,318
11/12/2010	WIRE	ADP, Inc.	Payroll taxes	9,398
11/18/2010	WIRE	ADP Inc.	Payroll - Direct deposits	142,790
11/18/2010	WIRE	ADP, Inc.	Payroll taxes	69,714

			Total Cash Disbursements	$310,930	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/2/2010	Cenlar	Investor P43 P&I Remittance Nov 2010	$84,450
12/2/2010	Cenlar	Investor Z43 P&I Remittance Nov 2010	27,204
12/9/2010	Cenlar	Investor Z43 P&I Remittance Nov 2010	1,326,846
12/27/2010	Wells Fargo Bank	Credit Risk Advisor Fee	394
12/27/2010	Wells Fargo Bank	Credit Risk Advisor Fee	938
12/27/2010	US Bank	Credit Risk Advisor Fee	611
12/27/2010	Wells Fargo Bank	Reinvestment Income	435

		Total Cash Receipts	$1,440,878	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/9/2010	15525	FedEX	Shipping	$117
12/9/2010	15526	MIDCON Data Services LLC	Document Storage	2,102
12/22/2010	15527	Void		0
12/22/2010	15528	State of Maryland	Facilitation Fee	40
12/22/2010	15529	State of Maryland	2010 Personal Property Tax	300

			Total Cash Disbursements	$2,559	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/20/2010	State of Oklahoma	Tax Refund	$42,888
12/20/2010	State of North Carolina	Tax Refund	910
12/20/2010	State of New York	Tax Refund	1,343
12/27/2010	State of Oklahoma	Tax Refund	7,958

		Total Cash Receipts	$53,099	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/3/2010	ACH	ADP Financial Services	Payroll processing	$91
12/17/2010	ACH	ADP Financial Services	Payroll processing	91
12/24/2010	ACH	ADP Financial Services	Payroll processing	42

			Total Cash Disbursements	$225	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/31/2010	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
			Total Cash Disbursements	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 12/1/2010 to 12/31/2010

CASH RECEIPTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/31/2010	Bank of America	Interest	$9,770

		Total Cash Receipts	$9,770	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: December 31, 2010

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)		$113,716,122	$16,848,967
Accounts Receivable (from Form 2-E)		902,540	9,403,326
Receivable from Officers, Employees, Affiliates (2)		—	—
Inventory		—	—
Other Current Assets (List):	Prepaid expenses & retainers	1,250,923	4,807,453
	Accrued interest receivable	—	47,878

Total Current Assets		115,869,585	31,107,624

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		1,201,340	533,109

Net Fixed Assets		—	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	—	87,104,385
	Investment in subsidiaries (3)	(6,000,000)	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$115,489,815	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E) (4)		$2,907,039	$—
Post-petition Accrued Professional Fees (from Form 2-E)		3,457,390	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable		—	—
Other Post-petition Payable(List):	Contingent obligations (5)	3,296,287	—
		—

Total Post Petition Liabilities		9,660,716	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt (3)		3,421,750,874	3,664,898,118

Total Pre Petition Liabilities		3,421,750,874	3,664,898,118

TOTAL LIABILITIES		3,431,411,590	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (6)		(1,240,738)	—

TOTAL OWNERS’ EQUITY		(3,315,921,775)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$115,489,815	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.
(4)	Accounts Payable include $2,068,460 payable to CSI & RBS/Greenwich for the transfer of mortgage servicing rights associated with certain whole mortgage loans effective April 1, 2010. Balance includes monthly P&I received by THML after the transfer date, net of any advances paid by TMHL, as stipulated to by the parties.
(5)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(6)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: December 1, 2010 to December 31, 2010

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$9,770	$5,627,908
Mortgage servicing income	6,678	21,725,120

Net Operating Revenue	16,448	27,353,028

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	16,448	28,548,104

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	674,861	25,953,626
Rents and Leases	25,000	868,262
Depreciation, Depletion and Amortization	33,412	668,240
Other (list): _________________________	—	—
_________________________	—	—

Total Operating Expenses	733,273	28,385,518

Operating Income / (Loss)	(716,825)	162,586

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	12,742,097

Net Non-Operating Income / (Expenses)	—	16,110,999

Reorganization Expenses
Legal and Professional Fees	699,030	17,662,760
Other Reorganization Expense	27,960	533,665

Total Reorganization Expenses	726,990	18,196,425

Net Income / (Loss) Before Income Taxes	(1,443,815)	(1,922,840)

Federal and State Income Tax Expense / (Benefit) (5)	(345,909)	(682,102)

NET INCOME / (LOSS)	$(1,097,906)	$(1,240,738)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $15.2 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $10.7 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: December 1, 2010 to December 31, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal		$6,637	$6,637	12/14/2010	Wire	$—
	$—	51,361	51,361	12/29/2010	Wire	—
State	—	1,406	1,406	12/14/2010	Wire	—
		9,995	9,995	12/29/2010	Wire	—
			—
FICA Tax Withheld	—	677	677	12/14/2010	Wire	—
		4,179	4,179	12/29/2010	Wire	—
Employer’s FICA Tax	—	677	677	12/14/2010	Wire	—
		4,179	4,179	12/29/2010	Wire	—
Unemployment Tax
Federal	—	—	—			—
State	—	—	—			—
		—	—			—
Sales, Use &
Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State	—					—

TOTALS	$—	$79,111	$79,111			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2011	7/1/2011
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2011	8/11/2011
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2011	10/28/2011

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 12/1/2010 to 12/31/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$869,983
30 to 60 days	—		2,217,366
61 to 90 days	—		683,249
91 to 120 days	—		328,475
Over 120 days	492,676		2,265,356
Unavailable	283,719	(3)

Total Post Petition	776,395

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	902,540
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$902,540

	Total Post Petition Accounts Payable		$6,364,429

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	14,000	—		119,264
Unsecured Creditors’ Financial Advisor	—	—	—		—
Chapter 11 Trustee (4)	—	75,000	—		1,050,000
Trustee’s Counsel	—	350,000	—		993,727
Trustee’s Financial Advisor	—	250,000	—		813,919
Trustee’s Tax Advisor (5)		—	—		14,555
Claims Agent	—	8,000	—		16,016

Total	$410,304	$697,000	$—		$3,457,390

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 12/1/2010 to 12/31/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: December 31, 2010

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.
1. Disbursements made in calendar quarter
October 2010	$1,290,560
November 2010	1,055,474
December 2010	313,713

Quarterly Total	$2,659,747

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of December 31, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	—	492,482	—
Borrower Escrow Advance Balance	(2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance	(2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees	(2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable			$776,395	$—	$—	$—	$—	$492,676	$283,719

Pre Petition		Date	Amount
Thomas G. Ennis, Premium Recapture		4/30/2009	6,887
Borrower Escrow Advance Balance	(2)	Various	119,108
Borrower Inspection Fees	(2)	Various	150

Total Pre Petition Accounts Receivable			$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Cenlar	06/30/10	3,559	—	—	—	—	3,559
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Cenlar	07/31/10	22,761	—	—	—	—	22,761
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Credit Suisse International	08/24/10	317,285	—	—	—	—	317,285
RBS/Greenwich	08/24/10	89,461	—	—	—	—	89,461
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Cenlar	08/31/10	419	—	—	—	—	419
Credit Suisse International	08/31/10	84,581	—	—	—	—	84,581
RBS/Greenwich	08/31/10	29,372	—	—	—	—	29,372
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	75,000	—
Goldin Associates, LLC	09/30/10	47,449	—	—	—	47,449	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/10	2,404	—	—	—	2,404	—
Shapiro Sher Guinot & Sandler	09/30/10	48,650	—	—	—	48,650	—
Tydings & Rosenberg LLP	09/30/10	1,432	—	—	—	1,432	—
Cenlar	09/30/10	183	—	—	—	183	—
Credit Suisse International	09/30/10	74,311	—	—	—	74,311	—
LuciData, Inc.	09/30/10	15,854	—	—	—	15,854	—
RBS/Greenwich	09/30/10	32,417	—	—	—	32,417	—
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	25,000	—
American Stock Transfer & Trust	10/01/10	5,775	—	—	—	5,775	—
LuciData, Inc.	10/27/10	3,506	—	—	3,506	—	—
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	75,000	—	—
Goldin Associates, LLC	10/31/10	257,307	—	—	257,307	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/10	13,217	—	—	13,217	—	—
Shapiro Sher Guinot & Sandler	10/31/10	246,597	—	—	246,597	—	—
Tydings & Rosenberg LLP	10/31/10	14,513	—	—	14,513	—	—
Cenlar	10/31/10	24,779	—	—	24,779	—	—
Credit Suisse International	10/31/10	18,248	—	—	18,248	—	—
RBS/Greenwich	10/31/10	5,082	—	—	5,082	—	—
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	25,000	—	—
American Stock Transfer & Trust	11/01/10	5,775	—	5,775	—	—	—
Moving Solutions	11/24/10	669	—	669	—	—	—
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	75,000	—	—	—
Goldin Associates, LLC	11/30/10	259,162	—	259,162	—	—	—
KPMG LLP	11/30/10	14,555	—	14,555	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/10	3,765	—	3,765	—	—	—
Shapiro Sher Guinot & Sandler	11/30/10	348,480	—	348,480	—	—	—
Tydings & Rosenberg LLP	11/30/10	9,934	—	9,934	—	—	—
Cenlar	11/30/10	56,399	—	56,399	—	—	—
Credit Suisse International	11/30/10	67,608		67,608	—	—	—
Iron Mountain Information Management	11/30/10	914	—	914	—	—	—
RBS/Greenwich	11/30/10	1,350,094		1,350,094	—	—	—
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	25,000	—	—	—
AT&T TeleConferenceServices	12/01/10	11	—	11	—	—	—
Bravo Technical Resources	12/07/10	2,935	2,935	—	—	—	—
Dell	12/08/10	4,826	4,826	—	—	—	—
Dell	12/08/10	4,984	4,984	—	—	—	—
LuciData, Inc.	12/08/10	13,178	13,178	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2010

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Epiq Bankruptcy Solutions, LLC	12/09/10	8,016	8,016	—	—	—	—
LuciData, Inc.	12/09/10	442	442	—	—	—	—
FedEx	12/10/10	90	90	—	—	—	—
Corporation Service Company	12/11/10	313	313	—	—	—	—
Bravo Technical Resources	12/14/10	1,038	1,038	—	—	—	—
FedEx	12/17/10	6	6	—	—	—	—
Pepper Hamilton LLP	12/20/10	3,087	3,087	—	—	—	—
TMST Employee	12/20/10	76	76	—	—	—	—
Bravo Technical Resources	12/21/10	808	808	—	—	—	—
FrontBridge Technologies, Inc.	12/22/10	2,575	2,575	—	—	—	—
FedEx	12/24/10	161	161	—	—	—	—
Bravo Technical Resources	12/28/10	2,019	2,019	—	—	—	—
LuciData, Inc.	12/29/10	294	294	—	—	—	—
TMST Contract Employee	12/29/10	1,300	1,300	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	12/31/10	8,000	8,000	—	—	—	—
Goldin Associates, LLC	12/31/10	250,000	250,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/10	4,000	4,000	—	—	—	—
Shapiro Sher Guinot & Sandler	12/31/10	350,000	350,000	—	—	—	—
Tydings & Rosenberg LLP	12/31/10	10,000	10,000	—	—	—	—
Workman’s Compensation Tax	12/31/10	12	12	—	—	—	—
Adfitech	12/31/10	50,846	50,846	—	—	—	—
Cenlar	12/31/10	16,587	16,587	—	—	—	—
FedEx	12/31/10	59	59	—	—	—	—
RR Donnelley	12/31/10	2,360	2,360	—	—	—	—
Thornburg Investment Management	12/31/10	32	32	—	—	—	—
Thornburg Mortgage Advisory Co	12/31/10	25,000	25,000	—	—	—	—
TMST Employee	12/31/10	134	134	—	—	—	—
TMST Employee	12/31/10	4	4	—	—	—	—
Office of the U.S. Trustee	12/31/10	11,050	11,050	—	—	—	—
Payroll Accrual	12/31/10	20,750	20,750	—	—	—	—

Post Petition Accounts Payable		6,364,429	869,983	2,217,366	683,249	328,475	2,265,356

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR: TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO: 09-17787

Exhibit D

For Period Ending December 31, 2010

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.